UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-01070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On May 19, 2020, Olin Corporation (the “Registrant”) issued $500,000,000 aggregate principal amount of 9.500% Senior Notes due 2025 (the “Senior Notes”) pursuant to an indenture, dated as of May 19, 2020, between the Registrant and U.S. Bank National Association, as trustee (the “Indenture”), governing the Senior Notes.  The Senior Notes will mature on June 1, 2025, and will have an interest rate of 9.500%.  Interest will be paid semi-annually on June 1 and December 1 of each year, beginning on December 1, 2020.

The Registrant may redeem some or all of the Senior Notes at any time prior to the date that is three months prior to the scheduled maturity date of the Senior Notes (the “Par Call Date”), at a price equal to 100% of the aggregate principal amount of the Senior Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus a “make-whole” premium.  The Registrant may also redeem some or all of the Senior Notes at any time on or after the Par Call Date, at a price equal to 100.000% of the aggregate principal amount of the Senior Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.  The Registrant must offer to purchase the Senior Notes if it experiences a change of control under certain circumstances as set forth in the Indenture.  The Senior Notes are not initially guaranteed by any subsidiaries of the Registrant.  However, the Indenture requires certain of the Registrant’s subsidiaries to guarantee the Senior Notes in the future if such subsidiaries incur or guarantee certain debt issued by the Registrant or certain of its subsidiaries.  The Indenture provides for customary events of default, including upon nonpayment of principal or interest, breach of covenants and the occurrence of certain insolvency matters (subject in certain cases to cure periods).

The foregoing description of the Indenture (including the form of Senior Note) does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture (including the Form of Senior Note), which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 with respect to the Indenture (including the form of Senior Note) is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit

4.1	Indenture, dated as of May 19, 2020, between Olin Corporation and U.S. Bank National Association, as trustee, governing the Senior Notes.
4.2	Form of 9.500% Senior Notes due 2025 (contained in Exhibit 4.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date:  May 20, 2020